UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2007

DEVCON INTERNATIONAL CORP.

(Exact Name of Company as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive office)

Company’s telephone number, including area code (561) 208-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 2, 2007, effective as of March 30, 2007, Devcon International Corp., a Florida corporation (the “Company”), entered into certain Forbearance and Amendment Agreements (the “Forbearance Agreements”) with each of certain institutional investors (the “Required Holders”) holding, in the aggregate, a majority of the Company’s previously-issued Series A Convertible Preferred Stock, par value $.10 (the “Series A Preferred Stock”).

Pursuant to the terms of these Forbearance Agreements, the Company agreed to submit to its shareholders for approval at the Company’s annual shareholder meeting a form of Amended and Restated Certificate of Designations (the “Amended Certificate of Designations”) setting forth certain revised terms of the Series A Preferred Stock as described in the Forbearance Agreements as previously announced by the Company.

On June 29, 2007, the Company’s shareholders approved the Amended Certificate of Designations at the Company’s annual shareholder meeting. The Company filed the Amended Certificate of Designations with the Secretary of State of Florida on July 13, 2007, effective as of such date.

In connection with the filing of the Amended Certificate of Designations, the Company and the parties to the Forbearance Agreements entered into an Amended and Restated Securities Purchase Agreement, dated as of July 13, 2007 (the “Amended Securities Purchase Agreement”), and an Amended and Restated Registration Rights Agreement, dated as of July 13, 2007 (the “Amended Registration Rights Agreement”).

The Amended Securities Purchase Agreement contains terms similar to the original Securities Purchase Agreement entered into among the parties on February 10, 2006 except that one holder agreed to sell back to the Company warrants to purchase 1,284,067 shares of the Company’s common stock, par value $.10 (the “Common Stock”) and the parties thereto acknowledged and agreed that the Company’s dividend payment obligations with respect to the Series A Preferred Stock accruing prior to the Closing Date under the Amended Securities Purchase Agreement have been satisfied by adding such dividends to the Stated Value of the shares of Series A Preferred Stock held by such parties in such amounts set forth in the Schedule of Buyers attached to the Amended Securities Purchase Agreement. In addition, each of the parties to the Amended Securities Purchase Agreement waived certain Triggering Events (as defined in the Certificate of Designations) that may have occurred prior to the Closing Date, certain rights to receive Registration Delay Payments and certain other provisions set forth in the governing documents. The parties also agreed that the Company shall not, without the written consent of the parties thereto settle or compromise any of the claims set forth in or consent to the entry of judgment in that case (the “Case”) styled Castlerigg Master Investments Ltd. (“Castlerigg”) and Sandell Asset Management Corp. (“Sandell”) v. Devcon International Corp., Case No. 07-CV-3283 filed in the United States District Court for the Southern District of New York.

The Amended Registration Rights Agreement amended the terms of the original Registration Rights Agreement entered into among the parties on February 10, 2006 to take into account the Securities and Exchange Commission’s recent interpretations of Rule 415 under the Securities Act of 1933. Pursuant to the terms of the Amended Registration Rights Agreement, the Company has agreed, upon demand, to use its best efforts to file with the Securities and Exchange Commission (the “Commission”) and cause to become effective a registration statement with respect to the shares of Common Stock underlying the Series A Preferred Stock and the Warrants. If the Company fails to (i) file the registration statement with the Commission within 60 days after receiving a request to effect such registration, (ii) cause the Commission to declare the registration statement effective within 45 days of after the expiration of the initial 60-day filing deadline if a full review of the applicable registration statement is not conducted by the Commission or 90 days after the expiration of the initial 60-day filing deadline if such a review occurs or (iii) maintain the effectiveness of the registration statement in accordance with the terms of the Amended Registration Rights Agreement, then the Company shall pay the holders of such shares of Series A Preferred Stock an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price (as such term is defined in the Amended Securities Purchase Agreement) paid by such holders for their shares of Series A Preferred Stock included in the registration statement on every month the delay remains uncured, in each such case calculated on a pro rata basis to the date on which such default is cured. The Registration Delay Payments are subject to a cap equal to ten percent (10%) of the aggregate Purchase Price paid by the holders for their shares of Series A Preferred Stock. The Amended Registration Rights Agreement also provides for certain “piggyback registration rights” pursuant to which the parties thereto may include their shares of Common Stock in certain registration statements the Company proposes to file.

Other than the Company’s relationship with the Required Holders as holders of the Series A Preferred Stock and the Company’s relationship with an affiliate of one of the Required Holders, which is the senior lender of the Company pursuant to that certain Credit Agreement, dated November 10, 2005, by and among Devcon Security Holdings, Inc., Devcon Security Services Corp., Coastal Security Company, Coastal Security Systems, Inc., Central One, Inc. and CapitalSource Finance LLC, as amended from time to time, there is no material relationship between the Company and such parties of which the Company is aware. The foregoing description of the Amended Certificate of Designations, the Amended Securities Purchase Agreement and the Amended Registration Rights Agreement is qualified in its entirety by reference to the terms of the Amended and Restated Certificate of Designations, the Amended and Restated Securities Purchase Agreement and the Amended and Restated Registration Rights Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.03 Material Modification to rights of Security Holders

See Item 1.01

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See Item 1.01

Item 7.01 Regulation FD Disclosure

The Company is attaching a copy of a press release issued February 16, 2007 as Exhibit 99.1.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

Exhibit

No.	Document
4.1	Amended and Restated Certificate of Designations of the Company’s Series A Convertible Preferred Stock (attached as an exhibit to the Forbearance Agreements).

10.1	Amended and Restated Securities Purchase Agreement, dated as of July 13, 2007, among the Company and the buyers named therein.

10.2	Amended and Restated Registration Rights Agreement, dated as of July 13, 2007, among the Company and the buyers named therein.

99.1	Press Release issued July 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: July 16, 2007	By:	/s/ Robert Farenhem
	Name:	Robert Farenhem
	Title:	President

Index to Exhibits

Exhibit No.	Exhibit Title
4.1	Amended and Restated Certificate of Designations of the Company’s Series A Convertible Preferred Stock (attached as an exhibit to the Forbearance Agreements).

10.1	Amended and Restated Securities Purchase Agreement, dated as of July 13, 2007, among the Company and the buyers named therein.

10.2	Amended and Restated Registration Rights Agreement, dated as of July 13, 2007, among the Company and the buyers named therein.

99.1	Press Release issued July 16, 2007.